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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 14, 2003 included in this registration statement, into the Company's previously filed registration statements on Form S-8 (File No. 333-61953, 333-92875, 333-92877 and 333-93681).


/s/ HEIN + ASSOCIATES LLP

Houston, Texas
March 24, 2003